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                                                                    Exhibit 99.1


                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

       Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ImmunoGen, Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

       The Amendment to the Quarterly Report on Form 10-Q for the quarter ended December 31, 2001 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 14, 2003                  /s/ MITCHEL SAYARE
       ----------------                  ---------------------------------------
                                         Mitchel Sayare
                                         Chief Executive Officer and President


Dated: January 14, 2003                  /s/ GREGG D. BELOFF
       ----------------                  ---------------------------------------
                                         Gregg D. Beloff
                                         Chief Financial Officer and
                                         Vice President, Finance


       The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.